UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2014

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre
2929 Arch Street, Suite 675
Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Investment Advisory Agreement

At the 2013 annual meeting of stockholders (the “2013 Annual Meeting”) of FS Investment Corporation, a Maryland corporation (the “Company”), the Company received stockholder approval to amend and restate the investment advisory and administrative services agreement, dated February 12, 2008 (as amended on August 5, 2008, the “Original Advisory Agreement”), by and between the Company and FB Income Advisor, LLC (the “Adviser”), effective upon a listing of the Company’s shares of common stock on a national securities exchange. As previously announced, the Company anticipates that its shares of common stock will be listed (the “Listing”) and will commence trading on the New York Stock Exchange LLC (the “NYSE”) on April 16, 2014.

On April 16, 2014, the Company entered into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) with the Adviser, which will become effective upon the Listing. A description of the Amended Advisory Agreement is set forth in Proposal 10 (“Proposal 10”) in the Company’s Definitive Proxy Statement for the 2013 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2013 (the “Proxy Statement”) and is incorporated herein by reference. In addition to the amendments to the Original Advisory Agreement described in Proposal 10, under the terms of the Amended Advisory Agreement, the subordinated incentive fee on income will become subject to a total return requirement, which provides that no incentive fee in respect of the Company’s “pre-incentive fee net investment income” will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

Information regarding the material relationships between the Company and the Adviser is set forth in Part I—Item 1. Business—“About FB Advisor” and Part I—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—“Related Party Transactions” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 28, 2014 (the “2013 Form 10-K”), and is incorporated herein by reference.

The foregoing description of the Amended Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Amended Advisory Agreement which is filed as Exhibit 10.1 and is incorporated herein by reference.

As previously announced, in anticipation of the Listing, the Adviser has recommended that the Amended Advisory Agreement be amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of the Company’s gross assets. The board of directors of the Company (the “Board”) will consider these proposals and, if approved, will submit the proposals to the Company’s stockholders at a special meeting of stockholders. Pending Board and stockholder approvals of both of these proposals, the Adviser has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the Amended Advisory Agreement so that the fee received equals 1.75% of the average value of the Company’s gross assets.

Administration Agreement

As described above, at the 2013 Annual Meeting, the Company received stockholder approval to amend and restate the Original Advisory Agreement, to, among other things, remove all provisions related to administrative services provided by the Adviser to the Company. On April 16, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Adviser, which will be effective upon the Listing. Pursuant to the Administration Agreement, the Adviser will provide administrative services necessary for the operation of the Company, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There will be no separate fee paid by the Company to the Adviser in connection with the services provided under the Administration Agreement, provided, however, that the Company will reimburse the Adviser no less than quarterly for all costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities thereunder. The Adviser will allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The initial term of the Administration Agreement is two years and thereafter continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by: (a) the vote of the Board; and (b) the vote of a majority of the Company’s directors who are not parties to the Administration Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of any such party. The Administration Agreement may be terminated at any time by either the Company or the Adviser, without the payment of any penalty, upon 60 days’ written notice.

Information regarding the material relationships between the Company and the Adviser is set forth in Part I—Item 1. Business—“About FB Advisor” and Part I—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—“Related Party Transactions” in the Company’s 2013 Form 10-K and is incorporated herein by reference.

The foregoing description of the Administration Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Administration Agreement which is filed as Exhibit 10.2 and is incorporated herein by reference.

Trademark License Agreement

On April 16, 2014, in connection with the Listing, the Company entered into a trademark license agreement (the “Trademark License Agreement”) with Franklin Square Holdings, L.P. (“Franklin Square Holdings”). Pursuant to the Trademark License Agreement, Franklin Square Holdings granted the Company a non-exclusive, non-transferable, royalty-free right and license to use the name “FS Investment Corporation” and other certain trademarks (the “Licensed Marks”) as a component of the Company’s own name (and in connection with marketing the investment advisory and other services that the Adviser may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the Licensed Marks. The Trademark License Agreement may be terminated by Franklin Square Holdings or the Company on sixty days’ prior written notice and expires if the Adviser or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to the Company. Furthermore, Franklin Square Holdings may terminate the Trademark License Agreement at any time and in its sole discretion, in the event that Franklin Square Holdings or the Company receives notice of any third party claim arising out of the Company’s use of the Licensed Marks or if the Company attempts to assign or sublicense the Trademark License Agreement or any of the Company’s rights or duties under the Trademark License Agreement without the prior written consent of Franklin Square Holdings. The Adviser is a third-party beneficiary of the Trademark License Agreement.

Information regarding the material relationships between the Company and Franklin Square Holdings is set forth in Part I—Item 1. Business—“About FB Advisor” and Part I—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—“Related Party Transactions” in the Company’s 2013 Form 10-K and is incorporated herein by reference.

The foregoing description of the Trademark License Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Trademark License Agreement which is filed as Exhibit 10.3 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Termination of Existing Distribution Reinvestment Plan

As previously announced, on February 19, 2014, the Company notified participants in its Amended and Restated Distribution Reinvestment Plan, effective as of October 31, 2012 (the “Current DRP”), that it planned to terminate the Current DRP in contemplation of, and subject to, the Listing. Effective upon the Listing, the Current DRP terminated. On April 14, 2014, the Board approved the implementation of a new distribution reinvestment plan following the Listing on terms and conditions to be recommended by management and approved by the Board. The Company expects the new distribution reinvestment plan to be implemented in connection with the regular monthly cash distribution in June; however, there can be no assurance as to whether or when a new distribution reinvestment plan will be implemented. In addition, the timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Articles of Amendment and Restatement

At the 2013 Annual Meeting, the Company received stockholder approval to amend and restate the Company’s charter, effective upon a Listing. A summary of the revisions made to the Company’s prior charter by the Second Articles of Amendment and Restatement (the “Amended and Restated Charter”) can be found in the Proxy Statement and is incorporated herein by reference. The Amended and Restated Charter was accepted for record with the Maryland State Department of Assessments and Taxation and became effective on April 16, 2014.

The foregoing description of the Amended and Restated Charter, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Amended and Restated Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Second Amended and Restated Bylaws

In connection with the Listing, the Board has adopted the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), which will become effective immediately prior to the Listing. The amendments reflected in the Amended Bylaws primarily serve to conform more closely certain provisions contained in the Amended Bylaws to provisions in the bylaws of other business development companies whose securities are listed and publicly-traded on a national securities exchange. The amendments also serve to remove certain provisions required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc., which were required to be included in the Company’s bylaws by state securities administrators in connection with the Company’s registration of its prior continuous public offerings in states in which it sold shares and which are no longer required following the Listing. Below is a summary of the material changes reflected in the Amended Bylaws:

•	Increase the percentage of stockholders required in order to cause the Company to call a special meeting of stockholders from 10% of all votes entitled to be cast at such meeting to a majority of all votes entitled to be cast at such meeting;

•	Include a provision providing for “householding” of notices, as permitted by the Maryland General Corporation Law and federal proxy rules;

•	Provide that any irregularity in providing notice of a meeting of stockholders will not affect the validity of the meeting and that the Company may postpone or cancel a meeting of stockholders by making a public announcement of the postponement or cancellation prior to the meeting (as opposed to providing written notice);

•	Provide that only the chairman of a meeting of stockholders, and not stockholders, shall have the power to adjourn a meeting when a quorum has not been met;

•	Provide that directors are to be elected by receiving the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such director;

•	Provide that directors may be elected by a plurality of votes cast at a meeting of stockholders for which the secretary of the Company receives notice that a stockholder has nominated an individual for election in compliance with the requirements set forth in the Amended Bylaws and that the nomination is not withdrawn, and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting;

•	Require that a stockholder deliver notice of nominations or other business proposed by such stockholder further in advance of the meeting of stockholders at which such nomination or business is to be considered;

•	Require additional information to be set forth in a stockholder’s notice proposing nominations or other business to be considered at a meeting of stockholders;

•	Require that stockholder notice for nominations be accompanied by a certificate executed by the proposed nominee director;

•	Provide that, if enough directors have withdrawn from a meeting to leave less than a quorum, action can be taken by a majority of the number of directors necessary to constitute a quorum at a meeting of the directors;

•	Provide that written consent of the directors may be by electronic transmission;

•	Confirm the power of the Board and stockholders to ratify prior actions or inactions by the Company;

•	Provide the Board with procedural flexibility in the event of an emergency;

•	Remove conditions for receiving indemnification by the Company and provide that the indemnification provisions shall not limit other rights to which a person seeking indemnification or payment of expenses is entitled; and

•	Provide that a stockholder will not be entitled to inspect the Company’s books and records if the Board determines that such stockholder has an improper purpose for requesting such inspection.

The foregoing description of the Amended Bylaws, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

Listing on NYSE

On April 11, 2014, the NYSE authorized the Company’s Listing on the NYSE, subject to certain conditions. Trading on the NYSE is expected to commence on April 16, 2014 under the ticker symbol “FSIC”.

Tender Offer

The Company announced today that it has commenced a modified “Dutch auction” tender offer (the “Tender Offer”) to purchase for cash up to $250,000,000 in value of its shares of common stock from its stockholders. In accordance with the terms of the Tender Offer, the Company intends to select the lowest price, not greater than $11.00 per share or less than $10.35 per share, net to the tendering stockholder in cash, less any applicable withholding taxes and without interest, that will enable the Company to purchase the maximum number of shares of common stock properly tendered in the Tender Offer and not properly withdrawn having an aggregate purchase price of up to $250,000,000 or such lesser number if less than $250,000,000 in value of its shares of common stock are properly tendered in the Tender Offer after giving effect to any shares of common stock properly withdrawn. The Company expects to use available cash and/or borrowings under its senior secured revolving credit facility with ING Capital LLC and the other lenders party thereto to fund any purchases of its shares of common stock in the Tender Offer and to pay for all related fees and expenses.

Classified Board of Directors

Pursuant to the Amended and Restated Charter, effective as of the Listing, the Board will be classified into three classes: Class A, Class B and Class C. The Class A directors are Michael J. Hagan, Jeffrey K. Harrow and Pedro A. Ramos, each to serve until the Company’s upcoming 2014 annual meeting of stockholders and until a successor is duly elected and qualified; the Class B directors are David J. Adelman, Thomas J. Gravina and Paul Mendelson, each to serve until the Company’s 2015 annual meeting of stockholders and until a successor is duly elected and qualified; and the Class C directors are Michael C. Forman, Michael J. Heller, Gregory P. Chandler and Barry H. Frank, each to serve until the Company’s 2016 annual meeting of stockholders and until a successor is duly elected and qualified. After such initial terms, the elected directors will hold office for three-year terms, with one class’s term expiring each year.

Important Notice

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The full details of the Tender Offer, including complete instructions on how to tender shares, are included in the Offer to Purchase, dated April 16, 2014, the related Letter of Transmittal and the other documents related to the Tender Offer (collectively, the “Tender Materials”), which the Company has filed with the SEC and is distributing to stockholders. Stockholders are urged to carefully read the Tender Materials because they contain important information, including the terms and conditions of the Tender Offer. Stockholders may obtain free copies of the Tender Materials at the SEC’s website at http://www.sec.gov or by calling Georgeson Inc., the information agent for the Tender Offer, at (888) 566-3252 (Toll Free). Questions and requests for assistance by retail stockholders may be directed to Georgeson Inc. at (888) 566-3252 (Toll Free). Questions and requests for assistance by institutional stockholders may be directed to Wells Fargo Securities, LLC, the dealer manager for the Tender Offer, at: (212) 214-6400 or (877) 450-7515 (Toll Free). In addition, stockholders may obtain free copies of the Company’s filings with the SEC from the Company’s website at: www.fsinvestmentcorp.com or by contacting the Company at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104 or by phone (877) 628-8575.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Company’s operating area, the ability of the Company to complete the Listing of its shares on the NYSE, the ability to complete the Tender Offer, the price at which shares may trade on the NYSE, which may be higher or lower than the purchase price in the Tender Offer, and some of these factors are enumerated in the filings the Company makes with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Second Articles of Amendment and Restatement of FS Investment Corporation.

3.2	Second Amended and Restated Bylaws of FS Investment Corporation.

10.1	Amended and Restated Investment Advisory Agreement, dated as of April 16, 2014, by and between FS Investment Corporation and FB Income Advisor, LLC.

10.2	Administration Agreement, dated as of April 16, 2014, by and between FS Investment Corporation and FB Income Advisor, LLC.

10.3	Trademark License Agreement, dated as of April 16, 2014, by and between FS Investment Corporation and Franklin Square Holdings, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	April 16, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

3.1	Second Articles of Amendment and Restatement of FS Investment Corporation.

3.2	Second Amended and Restated Bylaws of FS Investment Corporation.

10.1	Amended and Restated Investment Advisory Agreement, dated as of April 16, 2014, by and between FS Investment Corporation and FB Income Advisor, LLC.

10.2	Administration Agreement, dated as of April 16, 2014, by and between FS Investment Corporation and FB Income Advisor, LLC.

10.3	Trademark License Agreement, dated as of April 16, 2014, by and between FS Investment Corporation and Franklin Square Holdings, L.P.